SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      FEBRUARY 10, 2000
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                        MODEM MEDIA . POPPE TYSON, INC.
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               (Exact name of Registrant as Specified in Charter)


           DELAWARE                    0-21935                    06-1464807
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 (State or Other Jurisdiction      (Commission File             (IRS Employer
       of Incorporation)               Number)               Identification No.)


230 EAST AVENUE, NORWALK, CONNECTICUT                                06855
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code      (203) 299-7000
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         On February 10, 2000, Modem Media . Poppe Tyson, Inc. acquired Vivid Holdings, Inc., a Delaware corporation, through a merger of a wholly owned subsidiary Modem Media into Vivid pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of December 17, 1999 among the Modem Media . Poppe Tyson, Inc., Modem Media . Poppe Tyson Merger Corp., Vivid Holdings, Inc., Vivid Publishing, Inc., and the stockholders of Vivid. In connection with the merger, Modem Media simultaneously acquired all of the outstanding shares of common stock of Vivid Publishing, Inc. that were not owned by its parent Vivid Holdings, Inc. The consideration for the acquisition consisted of (1) 223,005 shares of Class A common stock of Modem Media, (2) the issuance of options to purchase 605,824 shares of Class A common stock of Modem Media and
(3) $10.16 million in cash to repay indebtedness of Vivid. Modem Media paid the cash portion of the consideration from cash on hand.

         The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the Stock Purchase Agreement among Vivid Holdings, Inc., Vivid Publishing, Inc., Computer Associates International, Inc. and Modem Media . Poppe Tyson, Inc. dated as of December 17, 1999, a copy of which is attached hereto as Exhibit 2.2.

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


Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of business acquired *

(b)      Pro forma financial information *

(c)      Exhibits

2.1 Agreement and Plan of Merger dated as of December 17, 1999 among the Registrant, Modem Media . Poppe Tyson Merger Corp., Vivid Holdings, Inc., Vivid Publishing, Inc. and the stockholders of Vivid Holdings, Inc.

2.2 Stock Purchase Agreement among Vivid Holdings, Inc., Vivid Publishing, Inc., Computer Associates International, Inc. and Modem Media . Poppe Tyson, Inc. dated as of December 17, 1999.

99.1     Press Release issued by the Registrant on December 20, 1999.

99.2     Press Release issued by the Registrant on February 10, 2000.


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* To be filed by amendment within 60 days after February 25, 2000, as permitted by Item 7.(a)(4) of Form 8-K.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MODEM MEDIA . POPPE TYSON, INC.



                                            By: /s/ Steven C. Roberts
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                                               Steven C. Roberts
                                               Chief Financial Officer

February 25, 2000

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